SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   September 21, 2009

 Medical Alarm Concepts Holding, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-153290
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

5215-C Militia Hill Road
Plymouth Meeting, PA 19462
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(877) 639-2929
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2009, our Board of Directors and majority shareholders resolved to amend the Articles of Incorporation to increase the number of authorized shares of our common stock, par value $0.0001, from 100,000,000 to 800,000,000 shares.

On September 24, 2009, we filed an Amendment to the Certificate of Incorporation with the Secretary of State of Nevada amending our Certificate of Incorporation to increase the authorized shares of common stock to 800,000,000.

A copy of the amendment is attached hereto as Exhibit 3.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

3.1	Amendment to the Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL ALARM CONCEPTS HOLDING, INC.

Date: September 25, 2009	By:	/s/ Howard Teicher
Howard Teicher
Chief Executive Officer, Chief Financial Officer